UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated With Exit or Disposal Activities.

On June 1, 2018, Cesca Therapeutics Inc. (the “Company”) initiated a restructuring initiative to lower operating expenses while the Company focuses on driving growth of revenue-generating products. This action reduces its US and India workforce by approximately 25% to a total of 60 full-time equivalent employees. Cesca expects the reduction in force in addition to other cost savings to result in approximately $2.5 million in annualized operating expense savings once the plan is fully implemented. The Company expects to incur a restructuring charge of approximately $238,000 in the second quarter of 2018, which includes one-time termination benefits principally comprised of severance payments. A copy of the press release announcing the plan to reduce costs is attached hereto as Exhibit 99.1.

This Item 2.05 contains forward-looking statements, including, but not limited to, statements related to the Company’s anticipation of reduction in costs, better alignment between its workforce and its business, and the expected costs associated with restructuring charges and termination benefits. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties. The Company’s workforce reduction costs may be greater than anticipated and this reduction in force and any future workforce and expense reductions may have an adverse impact on the Company’s clinical and commercial activities. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Item 2.05 as a result of new information, future events or changes in its expectations.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release dated June 4, 2018, titled “Cesca Therapeutics Announces Reduction in Operating Expenses.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: June 4, 2018	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer